Business Combinations	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
Business Combinations
8.	BUSINESS COMBINATIONS

(i)
In February 2022, the Company acquired a majority stake of AMTD Digital by issuing new Class A and Class B shares to the selling shareholders of AMTD Digital at a consideration of approximately US$993 million, which was based on the agreed share price of US$8.38 of the Company. The transaction was completed on February 23, 2022 and accounted for using predecessor accounting prospectively.
The o
riginal investment in AMTD Digital, accounted for as financial assets under fair value through profit or loss, was derecognised upon consolidation of AMTD Digital. The difference between the consideration and the net assets value of AMTD Digital, amounting to approximately HK$6,346.2 million (US$808.7 million equivalent), was recorded in equity.

(ii)
In April 2022, the Company acquired all the equity interest of L’Officiel
.
The transaction was completed on April 20, 2022 and accounted for using purchase accounting. As of the date of this report, the initial recognition and measurement of intangible assets acquired has not been completed. Accordingly, the purchase price allocation and accounting of the acquisition is not complete and on a provisional basis. Those provisional amounts may be adjusted during the measurement period or additional assets or liabilities are recognised, to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognised at that date.